Exhibit 10.2

LOCK-UP AGREEMENT

________, 2026

Maxim Group LLP

300 Park Avenue

New York, NY 10022

Re:	Proposed Best Efforts Offering by Tianci International, Inc.

Ladies and Gentlemen:

The undersigned, a stockholder, officer and/or director of Tianci International, Inc., a Nevada corporation (the “Company”), understands that Maxim Group LLC (the “Placement Agent”) proposes to have certain institutional investors enter into a Securities Purchase Agreement (the “Purchase Agreement”) with the Company providing for the subsequent public offering (the “Public Offering”) of certain securities of the Company.

In recognition of the benefit that such an offering will confer upon the undersigned as a stockholder, an officer and/or a director of the Company and as consideration of the Placement Agent’s agreement to proceed with the Public Offering, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees with the Placement Agent that, during the period beginning on the date hereof and ending on the date that is ninety (90) days from the completion of the Public Offering (the “Lock-Up Period”), the undersigned will not, without the prior written consent of each of the Placement Agent, directly or indirectly, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of, or otherwise dispose of or transfer any shares of common stock of the Company, par Value $0.0001 per share (the “Common Stock”) or any securities convertible into or exchangeable or exercisable for Common Stock, whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition (collectively, the “Lock-Up Securities”), or exercise any right with respect to the registration of any of the Lock-Up Securities, or file or cause to be filed any registration statement in connection therewith, under the Securities Act of 1933, as amended, or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Lock-Up Securities, whether any such swap or transaction is to be settled by delivery of Common Stock or other securities, in cash or otherwise.

Notwithstanding anything herein to the contrary, if (1) the closing of the Public Offering has not occurred prior to ________, 2026, (2) the Company notifies the Placement Agent in writing prior to the execution of the Purchase Agreement that it does not intend to proceed with the Public Offering, or (3) the Purchase Agreement (other than any provision thereof which is expressed to survive termination) shall terminate, this agreement shall be of no further force or effect and the undersigned shall be released from all restrictions hereunder.

Notwithstanding the foregoing, and subject to the conditions below, the undersigned may transfer the Lock-Up Securities, provided that the Company receives a signed lock-up letter agreement (in the form of this letter agreement) for the balance of the Lock-Up Period from each donee, trustee, distributee, or transferee, as the case may be, prior to such transfer,:

i)	as a bona fide gift or gifts;

ii)	to any immediate family member or to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned (for purposes of this letter agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin);

iii)	to any corporation, partnership, limited liability company, or other business entity all of the equity holders of which consist of the undersigned and/or the immediate family of the undersigned;

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iv)	if the undersigned is a corporation, partnership, limited liability company, trust or other business entity (a) to another corporation, partnership, limited liability company, trust or other business entity that is an Affiliate of the undersigned or (b) in the form of a distribution to limited partners, limited liability company members or shareholders of the undersigned;

v)	if the undersigned is a trust, to the beneficiary of such trust;

vi)	by will, other testamentary document or intestate succession to the legal representative, heir, beneficiary or a member of the immediate family of the undersigned;

vii)	by operation of law, such as pursuant to a qualified domestic order or in connection with a divorce settlement; or

viii)	to cover the payment of the exercise prices or the payment of taxes associated with the exercise or vesting of equity awards that were issued under any equity compensation plan of the Company;

In addition, notwithstanding the foregoing, this letter agreement shall not restrict the delivery of Common Stock to the undersigned upon (i) exercise any options granted under any employee benefit plan of the Company; provided that any securities of the Company acquired in connection with any such exercise will be subject to the restrictions set forth in this letter agreement, or (ii) the exercise, conversion, or exchange of outstanding securities of the Company; provided that such common shares delivered to the undersigned in connection with such exercise, conversion or exchange are subject to the restrictions set forth in this letter agreement.

The undersigned acknowledges that the execution, delivery and performance of this letter agreement is a material inducement to the investors entering into the Purchase Agreement and the Placement Agent to perform in the Public Offering and that the Placement Agent (which shall be a third party beneficiary of this letter agreement) shall be entitled to specific performance of the undersigned’s obligations hereunder. The undersigned hereby represents that the undersigned has the power and authority to execute, deliver and perform this letter agreement, that the undersigned has received adequate consideration therefor and that the undersigned will indirectly benefit from the closing of the transactions contemplated by the Purchase Agreement.

This letter agreement may not be amended or otherwise modified in any respect without the written consent of each of the Placement Agent and the undersigned. This letter agreement shall be construed and enforced in accordance with the laws of the State of New York without regard to the principles of conflict of laws. The undersigned hereby irrevocably submits to the exclusive jurisdiction of the United States District Court sitting in the Southern District of New York and the courts of the State of New York located in Manhattan, for the purposes of any suit, action or proceeding arising out of or relating to this letter agreement, and hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that (i) it is not personally subject to the jurisdiction of such court, (ii) the suit, action or proceeding is brought in an inconvenient forum, or (iii) the venue of the suit, action or proceeding is improper. The undersigned hereby irrevocably waives personal service of process and, to the extent permitted by law, consents to process being served in any such suit, action or proceeding by receiving a copy thereof sent to the Company at the address in effect for notices to it under the Purchase Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. The undersigned hereby waives any right to a trial by jury. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. The undersigned agrees and understands that this letter agreement does not intend to create any relationship between the undersigned and the Placement Agent and that no issuance or sale of the Company’s securities is created or intended by virtue of this letter agreement.

This letter agreement shall be binding on successors and assigns of the undersigned with respect to the Lock-Up Securities and any such successor or assign shall enter into a similar agreement for the benefit of the Placement Agent. This letter agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provisions hereof be enforced by, any other person.

*** SIGNATURE PAGE FOLLOWS***

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Very truly yours,

(Name – Please Print)

(Signature)

(Name of Signatory, in the case of entities– Please Print)

(Name of Signatory, in the case of entities– Please Print)

Address:

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